SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 24, 2008

CRYO-CELL INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

700 Brooker Creek Blvd., Suite 1800

Oldsmar, Florida 34677

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (813) 749-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Filipowski Agreement

On January 24, 2008, Cryo-Cell International, Inc. (the “Company”) entered into an Agreement with Andrew J. Filipowski, the Andrew J. Filipowski Revocable Trust, Matthew G. Roszak and SilkRoad Equity LLC (collectively, the “Filipowski Holders”). Pursuant to the Agreement, the Company agreed that Andrew J. Filipowski would be nominated, as part of management’s group of director-nominees, for election to the board of directors at a special meeting of stockholders to be held on March 4, 2008 (the “Special Meeting”) and any subsequent meeting of stockholders at which directors are to be elected prior to the 2009 annual meeting of stockholders (each such meeting, a “Subsequent Meeting”). The Filipowski Holders agreed to vote all shares for which they have voting power for each of the management director-nominees at the Special Meeting or any Subsequent Meeting. In addition, the Filipowski Holders agreed that, (i) from the date of the Agreement until the Special Meeting is permanently adjourned, and, (ii) if Mr. Filipowski is elected as a director at the Special Meeting, until the earlier of (a) the Company’s 2009 annual meeting of stockholders or (b) such time as Mr. Filipowski is no longer a director of the Company (for a reason other than his voluntary resignation from the board of directors), the Filipowski Holders will not take certain actions, nor will any of their affiliates or associates (as defined in the Agreement) take such actions, without the prior written consent of the board of directors. The activities restricted by the Agreement include, among other things, (x) engaging in any solicitation of proxies or consents to vote any voting securities of the Company in opposition to the recommendations of the board of directors or becoming a participant in any election contest with respect to the Company; (y) otherwise taking any action to obtain representation on the board of directors, except for actions permitted expressly by the Agreement; or (z) entering into any agreements with any third party with respect to any of the foregoing. A copy of the Agreement is being filed as an exhibit to this report.

The Choi Agreement

On January 24, 2008, Cryo-Cell International, Inc. (the “Company”) entered into an Agreement with Ki Yong Choi and the UAD 7/21/01 FBO Choi Family Living Trust (collectively, the “Choi Holders”). Pursuant to the Agreement, the Company agreed that Ki Yong Choi and John Mathews would be nominated, as part of the management group of director-nominees, for election to the board of directors at the Special Meeting and any Subsequent Meeting. The Choi Holders agreed to vote all shares for which they have voting power for each of the management director-nominees at the Special Meeting or any Subsequent Meeting. In addition, the Choi Holders agreed that, (i) from the date of the Agreement until the Special Meeting is permanently adjourned, and, (ii) if each of Messrs. Choi and Mathews are elected as directors at the Special Meeting, until the earlier of (a) the 2009 annual meeting of stockholders or (b) such time as Messrs. Choi and Mathews are no longer directors of the Company (for a reason other than their voluntary resignation from the board of directors), the Choi Holders will not take certain actions, nor will any of their affiliates or associates (as defined in the Agreement) take such actions, without the prior written consent of the board of directors. The activities restricted by the Agreement include, among other things, (x) engaging in any solicitation of proxies or consents to vote any voting securities of the Company in opposition to the recommendations of the board of directors or becoming a participant in any election contest with respect to the Company; (y) otherwise taking any action to obtain representation on the board of directors, except for actions permitted expressly by the Agreement; or (z) entering into any agreements with any third party with respect to any of the foregoing. A copy of the Agreement is being filed as an exhibit to this report.

Information Regarding Proxy Materials

On January 25, 2008, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting and the matters to be considered at the Special Meeting, including the election of directors. In addition, the Company will file a definitive proxy statement, and may file other proxy materials, with the SEC with respect to these matters. Stockholders are urged to read the definitive proxy statement and any other proxy materials when they become available because they will contain important information concerning the Special Meeting, the election of directors and other matters to be considered at the Annual Meeting. A definitive proxy statement will be sent to the stockholders of the Company. Stockholders may obtain a free copy of the definitive proxy statement, when it becomes available, and other documents filed with, or furnished to, the SEC by the Company at the SEC’s web site at www.sec.gov. The definitive proxy statement and other documents may also be obtained free of charge by directing a request to the Company, 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677, attention Secretary, by calling (813) 749-2100, or by going to the “Our Company – Investor Relations” section of the Company’s web site at www.cryo-cell.com.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2008, the Company entered into an Agreement with Andrew J. Filipowski, the Andrew J. Filipowski Revocable Trust, Matthew G. Roszak and SilkRoad Equity LLC, pursuant to which the Company agreed to nominate Andrew J. Filipowski for election to the Board of Directors at the special meeting of stockholders to be held on March 4, 2008 (the “Special Meeting”). The description of the Agreement in Item 1.01 is incorporated herein by reference.

On January 24, 2008, the Company entered into an Agreement with Ki Yong Choi and the UAD 7/21/01 FBO Choi Family Living Trust, pursuant to which the Company agreed to nominate Ki Yong Choi and John Mathews for election to the Board of Directors at the Special Meeting. The description of the Agreement in Item 1.01 is incorporated herein by reference.

On January 24, 2008, Jagdish Sheth, Ph.D., resigned as a director of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Agreement dated January 24, 2008 by and among the Company and Andrew J. Filipowski, the Andrew J. Filipowski Revocable Trust, Matthew G. Roszak and SilkRoad Equity LLC.

10.2	Agreement dated January 24, 2008 by and among the Company and Ki Yong Choi and the UAD 7/21/01 FBO Choi Family Living Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.
(REGISTRANT)

Date: January 25, 2008	By:	/s/ Jill M. Taymans
JILL M. TAYMANS, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement dated January 24, 2008 by and among the Company and Andrew J. Filipowski, the Andrew J. Filipowski Revocable Trust, Matthew G. Roszak and SilkRoad Equity LLC.

10.2	Agreement dated January 24, 2008 by and among the Company and Ki Yong Choi and the UAD 7/21/01 FBO Choi Family Living Trust.